EXHIBIT 32(2)
WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER
OF CNA SURETY CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
The undersigned, the Chief Financial Officer of CNA Surety Corporation (the “Company”), hereby certifies that, to his knowledge:
•	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 31, 2009

/s/ John F. Corcoran John F. Corcoran
Senior Vice President and Chief Financial Officer
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.